File No. 2-31618
                                File No. 811-1806

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                        Pre-Effective Amendment No. ____
                         Post-Effective Amendment No. 58

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 28

UNITED VANGUARD FUND, INC.
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
       (Address of Principal Executive Office)         (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

               _____ immediately upon filing pursuant to paragraph (b)
               _____ on (date) pursuant to paragraph (b)
               _____ 60 days after filing pursuant to paragraph (a)(1)
               __X__ on January 31, 1999 pursuant to paragraph (a)(1)
               _____ 75 days after filing pursuant to paragraph (a)(2)
               _____ on (date) pursuant to paragraph (a)(2) of Rule 485
               _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

       ==================================================================

                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

     The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). The Notice for the Registrant's fiscal year ending September 30, 1998 will be filed on or about December 28, 1998.

                               P R O S P E C T U S

                                January 31, 1999


GRAPHIC LOGO


                          -----------------------------------------------------


[LOGO OF WADDELL & REED FINANCIAL SERVICES]


                           UNITED VANGUARD FUND, INC.
                           Class A Shares
                           ----------------------------------------------------

                           This Fund seeks the appreciation of your investment through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.

                            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

              T A B L E  O F  C O N T E N T S

        AN OVERVIEW OF THE FUND                       3
        -----------------------------------------------
        PERFORMANCE                                   4
        -----------------------------------------------
        EXPENSES                                      5
        -----------------------------------------------
        THE INVESTMENT PRINCIPLES OF THE FUND         6
        -----------------------------------------------
           Investment Goal and Principal Strategies   6
           --------------------------------------------
           Principal Risk Considerations              7
           --------------------------------------------
        FINANCIAL HIGHLIGHTS                          8
        -----------------------------------------------
        YOUR ACCOUNT                                  9
        -----------------------------------------------
           Ways to Set Up Your Account                9
           --------------------------------------------
           Buying Shares                             10
           --------------------------------------------
              Sales Charge Reductions and Waivers    12
              -----------------------------------------
              Waivers for Certain Investors          12
              -----------------------------------------
           Minimum Investments                       13
           --------------------------------------------
           Adding to Your Account                    14
           --------------------------------------------
           Selling Shares                            14
           --------------------------------------------
           Shareholder Services                      16
           --------------------------------------------
              Personal Service                       16
              -----------------------------------------
              Reports                                17
              -----------------------------------------
              Exchanges                              17
              -----------------------------------------
              Automatic Transactions                 17
              -----------------------------------------
           Distributions and Taxes                   18
           --------------------------------------------
              Distributions                          18
              -----------------------------------------
              Taxes                                  19
              -----------------------------------------
        THE MANAGEMENT OF THE FUND                   21
        -----------------------------------------------
           Portfolio Management                      21
           --------------------------------------------
           Management Fee                            21
           --------------------------------------------

An
Overview
of the
Fund

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Goal:
United Vanguard Fund, Inc. (the "Fund") seeks the appreciation of your investment.

Strategy:
The Fund seeks to achieve its goal by investing in a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.

Principal Risks of Investing in the Fund:
Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

- the credit quality and other conditions of the companies whose securities the Fund holds

- changes in interest rates

- changes in the maturities of bonds owned by the Fund

- bond and stock market conditions generally

- general economic and industry news

- the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and selecting securities for the Fund

Also, the Fund can invest in foreign securities, which present additional risks such as those relating to currency fluctuations and political or economic conditions in the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.

Who May Want to Invest:
The Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits with your particular investment objectives.

Performance
GRAPHIC LOGO

The chart and table below show the past performance of the Fund's Class A shares:

- The chart presents the annual returns and shows how performance has varied from year to year over the past ten years.

- The table shows Class A average annual returns and compares them to the market indicators listed.

- Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


                         CHART OF YEAR-BY-YEAR RETURNS
                        As of December 31 Each Year (%)
[GRAPHIC OMITTED]

          '89 ................................................. 19.27%
          '90 ................................................. -4.89%
          '91 ................................................. 28.14%
          '92 .................................................  2.61%
          '93 ................................................. 14.25%
          '94 .................................................  6.16%
          '95 ................................................. 24.73%
          '96 .................................................  7.54%
          '97 ................................................. 19.77%
          '98 .................................................    --





In the period shown in the chart, the highest quarterly return was 13.72% (the second quarter of 1997) and the lowest quarterly return was -16.18% (the third quarter of 1990).

The chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                     1 Year     5 Years     10 Years
   Class A Shares of the Fund            %           %           %
   S&P 500 Composite
   Stock Price Index
   Lipper Growth Fund
   Universe Average

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Fund.

Expenses
GRAPHIC LOGO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder fees
(fees deducted directly from your investment)
Maximum sales charge (load) on purchases
(as a percentage of offering price)              5.75%
Maximum sales charge (load) on
reinvested dividends                              None
  Deferred sales charge (load)                    None
Redemption fees                                   None
Exchange fee                                      None

Annual Fund Operating Expenses
(expenses deducted from Fund assets,
as a percentage of average net assets).
Management fees                                  0.69%
Distribution and Service (12b-1) fees(1)         0.22%
Other expenses                                   0.18%
Total Fund operating expenses                    1.09%

(1) It is possible that long-term shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

Example:
This example is intended to help you compare the cost of investing in the Class A shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a
5%2 return each year, and (c) the Class A expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 year                                           $  680
3 years                                          $  902
5 years                                          $1,141
10 years                                         $1,827

(2)Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's performance, which may be greater or lesser.

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The Investment Principles
of the Fund

GRAPHIC LOGO

Investment Goal and Principal Strategies

The goal of the Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily issued by companies that WRIMCO believes have appreciation possibilities and by trying to achieve proper timing of purchases and sales relative to market conditions. There is no guarantee that the Fund will achieve its goal.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

- changes in economic and political conditions;

- the short-term and long-term outlook for the industry being analyzed;

- the management capability of the company being considered; and

- the company's market position, product line, technological position and prospects for increased earnings. WRIMCO typically emphasizes a blend of value and growth potential in selecting stocks. WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

There are three main kinds of securities that the Fund owns:

- common stock,

- preferred stock and

- debt securities, typically of investment grade. The Fund may also own convertible securities.

The Fund may also invest in and use other types of instruments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. See the SAI for more information about the

Fund's permitted investments and strategies, as well as the restrictions that apply to them.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities or preferred stocks or both. Taking a defensive position in either or both of these ways might reduce the potential for appreciation in the Fund's portfolio.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risk, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the securities. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Financial Highlights

GRAPHIC LOGO

The following information is to help you understand the financial performance of the Fund's Class A* shares for the fiscal periods shown. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                              FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
   Per-share Data                           1998       1997         1996       1995       1994
   Net asset value,
   beginning of period                   $ 9.11     $  8.77        $ 8.97     $ 7.73     $ 7.10
   Income from investment operations:
    Net investment
     income                                0.01        0.07         0.03        0.07       0.00
    Net realized and
     unrealized gain (loss)
     on investments                        0.19        1.69          0.26       1.82       0.83
   Total from investment
   operations                              0.20        1.76          0.29       1.89       0.83
   Less distributions:
    Dividends from
     net investment
     income                               (0.04)      (0.06)        (0.04)     (0.03)     (0.02)
    Distributions from
     capital gains                        (1.77)      (1.36)        (0.45)     (0.62)     (0.18)
   Total distributions                    (1.81)      (1.42)        (0.49)     (0.65)     (0.20)
   Net asset value, end
    of period                            $ 7.50     $  9.11         $8.77     $ 8.97     $ 7.73
   Total return**                           3.76%     23.60%         3.59%     26.82%     11.86%
   Ratios/Supplemental Data
   Net assets, end of
    period (in millions)                  $1,426     $1,477        $1,291     $1,285     $1,014
   Ratio of expenses to
    average net assets                     1.10%       1.09%         1.09%      1.05%      1.05%
   Ratio of net
    investment income
    to average net assets                  0.13%       0.86%         0.36%      0.87%      0.04%
   Portfolio turnover
    rate                                  90.51%     139.14%        57.10%     30.01%     36.70%


 *On August 15, 1995, Fund shares outstanding were designated Class A shares.

**Total return calculated without taking into account the sales load deducted on an initial purchase.

Your Account

GRAPHIC LOGO

The different ways to set up (register) your account are listed below.

Ways to Set Up Your Account

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups

Retirement Plans
To shelter your retirement savings from taxes

Retirement plans allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax deductible.

- Individual Retirement Accounts (IRAs) allow

   1. anyone of legal age and under 70-1/2

   2. with earned income to invest up to $2,000 per tax year.

   3. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- Roth IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year.

- Education IRAs are established for the benefit of a minor, nondeductible contributions are made, tax-free withdrawals are permitted to pay the higher education expenses of the beneficiary are permitted.

- Simplified Employee Pension Plans (SEP -- IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Keogh Plan, but with fewer administrative requirements.

- Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to their employees' retirement accounts and involve fewer administrative requirements than 401(k) or other qualified plans generally.

- Keogh Plans allow self-employed individuals to make tax-deductible contributions for themselves up to 25% of their annual earned income, with a maximum of $30,000 per year.

- 401(k) Programs allow employees of corporations and non-governmental tax-exempt organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) Custodial Accounts are available to employees of public school systems or certain types of charitable organizations.

- 457 Accounts allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

Gifts or Transfers to a Minor
To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust
For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class A share (price to buy one Class A share) is the Fund's Class A net asset value ("NAV") plus the sales charge shown in the table below.

                                   Sales Charge       Sales Charge as
                                   as Percent of     Approx. Percent of
  Size of Purchase                Offering Price      Amount Invested
Under $100,000                          5.75%               6.10%
$100,000 to less than
$200,000                                4.75                4.99
$200,000 to less than
$300,000                                3.50                3.63
$300,000 to less than
$500,000                                2.50                2.56
$500,000 to less than
$1,000,000                              1.50                1.52
$1,000,000 to less than
$2,000,000                              1.00                1.01
$2,000,000 and over                     0.00                0.00

The Fund's Class A NAV is the value of a single share.

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

- Orders are accepted only at the home office of Waddell & Reed, Inc.

- All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Sales Charge Reductions and Waivers

Lower sales charges are available by:

- combining additional purchases of Class A shares of any of the funds in the United Group, except United Cash Management, Inc., with the NAV of Class A shares already held ("rights of accumulation").

- grouping all purchases of Class A shares made during a thirteen-month period ("Statement of Intention"). Class A shares of another fund purchased through a contractual plan may not be included unless the plan has been completed.

- grouping purchases by certain related persons. Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

- the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each.

- purchases of Class A shares in certain retirement plans and certain trusts for these persons.

- purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees. Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Any person who was a holder of an uncompleted Plan on May 30, 1996, with a face amount of less than $12,000, may purchase Class A shares of the Fund at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated.

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing services to Class A shareholders or maintaining Class A shareholder accounts. Because the Plan fees are paid out of the Class A assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Minimum Investments

To Open an Account                                           $500
For certain exchanges                                        $100
For certain retirement accounts and accounts opened
with Automatic Investment Service                            $ 50
For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates            $ 25
To Add to an Account
For certain exchanges                                        $100
For Automatic Investment Service                             $ 25

Adding to Your Account
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration and that you wish to purchase Class A shares of the Fund.

Mail to Waddell & Reed, Inc. at the address printed on your confirmation or year-to-date statement.


Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class A share) is the Fund's Class A
NAV.

To sell shares, your request must be made in writing.

Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

- the name on the account registration;

- the Fund's name;

- the Fund account number;

- the dollar amount or number of shares to be redeemed; and

- any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                             Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

Special Requirements for Selling Shares

 Account Type                                  Special Requirements
Individual or Joint         The written instructions must be signed by all
Tenant                      persons required to sign for transactions, exactly
                            as their names appear on the account.

Sole Proprietorship         The written instructions must be signed by the
                            individual owner of the business.

UGMA, UTMA                  The custodian must sign the written instructions
                            indicating capacity as custodian.

Retirement Account          The written instructions must be signed by a
                            properly authorized person.

Trust The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.

Business or Organization    At least one person authorized by corporate
                            resolution to act on the account must sign the
                            written instructions.

Conservator, Guardian       The written instructions must be signed by the
or Other Fiduciary          person properly authorized by court order to act in
                            the particular fiduciary capacity.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

- If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

The Fund may require a signature guarantee in certain situations such as:

- a redemption request is made by a corporation, partnership or fiduciary;

- a redemption request is made by someone other than the owner of record; or

- the check is made payable to someone other than the owner of record.

This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all shares of the Fund owned by you having an aggregate NAV of less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

You may reinvest, without charge, all or part of the amount you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

Under the terms of the 401(k) prototype plan which Waddell & Reed, Inc. has available, the plan may have the right to make a loan to a plan participant by redeeming Fund shares held by the plan. Principal and interest payments on the loan made in accordance with the terms of the plan may be reinvested by the plan, without payment of a sales charge, in Class A shares of any of the funds in the United Group in which the plan may invest.

Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service
Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

- obtain information about your accounts;

- obtain price information about other funds in the United Group; or

- request duplicate statements.

Reports

Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

- year-to-date statements (quarterly)

- annual and semiannual reports (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class A shares and buy Class A shares of other funds in the United Group. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your Waddell & Reed financial advisor for more information.

Regular Investment Plans
Automatic Investment Service
To move money from your bank account to an existing Fund account

                          Minimum             Frequency
                            $25                Monthly
Funds Plus Service
To move money from United Cash Management, Inc. to the Fund whether in the same or a different account

                          Minimum             Frequency
                            $100               Monthly

Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Usually the Fund distributes net investment income semiannually in June and December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class A shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class A shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Class A shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%.

The Fund notifies you after year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Fund shares or acquire shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government Securities' investments generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

GRAPHIC LOGO

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Daniel P. Becker is primarily responsible for the management of the portfolio of the Fund. Mr. Becker has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO and the Fund. From January 1995 to March 1998, Mr. Becker was Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Becker has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997.

WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee
Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:

Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)            For Each Level
From $0 to $750                      .51 of 1%
From $750 to $1,500                  .49 of 1%
From $1,500 to $2,250                .47 of 1%
From $2,250 to $3,000                .45 of 1%
From $3,000 to $3,750                .43 of 1%
From $3,750 to $7,500                .40 of 1%
From $7,500 to $12,000               .38 of 1%
Over $12,000                         .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.69% of the Fund's average net assets.

United
Vanguard
Fund, Inc.

GRAPHIC LOGO

Custodian
UMB Bank, n.a.
Kansas City, Missouri

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C. 20036

Independent Auditors
Deloitte & Touche LLP
1010 Grand Avenue
Kansas City, Missouri 64106-2232

Investment Manager
Waddell & Reed Investment
 Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
(913) 236-2000
(800) 366-5465

Underwriter
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Shareholder Servicing Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

Accounting Services Agent
Waddell & Reed
 Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
(913) 236-2000
(800) 366-5465

GRAPHIC LOGO

UNITED
VANGUARD
FUND, INC.

You can get more information about the Fund in--


- its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

- its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is: 811-1806.

GRAPHIC LOGO


                  Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas, 66201-9217
                  (913) 236-2000, (800) 366-5465

                  printed on recycled paper               NUP2005(1-99)

                                January 31, 1999


GRAPHIC LOGO

                           UNITED
                           VANGUARD FUND, INC.
                           Class Y Shares
                           ----------------------------------------------------

                           This Fund seeks the appreciation of your investment through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.


















                            THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


               P  R  O  S  P  E  C  T  U  S

        AN OVERVIEW OF THE FUND          3
        ----------------------------------
        PERFORMANCE                      4
        ----------------------------------
        EXPENSES                         5
        ----------------------------------
        THE INVESTMENT PRINCIPLES OF THE
        FUND                             6
        ----------------------------------
        FINANCIAL HIGHLIGHTS             8
        ----------------------------------
        YOUR ACCOUNT                     9
        ----------------------------------
           Buying Shares                 9
           -------------------------------
           Minimum Investments          11
           -------------------------------
           Adding to Your Account       11
           -------------------------------
           Selling Shares               12
           -------------------------------
           Telephone Transactions       14
           -------------------------------
           Shareholder Services         14
           -------------------------------
              Personal Service          14
              ----------------------------
              Reports                   15
              ----------------------------
              Exchanges                 15
              ----------------------------
           Distributions and Taxes      15
           -------------------------------
              Distributions             15
              ----------------------------
              Taxes                     16
              ----------------------------
        THE MANAGEMENT OF
        THE FUND                        18
        ----------------------------------
           Portfolio Management         18
           -------------------------------
           Management Fee               18
           -------------------------------

      T  A  B  L  E    O  F    C  O  N  T  E  N  T  S

An
Overview
of the
Fund


GRAPHIC LOGO

Goal:
United Vanguard Fund, Inc. (the "Fund") seeks the appreciation of your investment.

Strategy:
The Fund seeks to achieve its goal by investing in a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities.

Principal Risks of Investing in the Fund:
Because the Fund owns different types of investments, a variety of factors can affect its investment performance, such as:

- the credit quality and other conditions of the companies whose securities the Fund holds

- changes in interest rates

- changes in the maturities of bonds owned by the Fund

- bond and stock market conditions generally

- general economic and industry news

- the skill of Waddell & Reed Investment Management Company ("WRIMCO") in evaluating and selecting securities for the Fund

Also, the Fund can invest in foreign securities, which present additional risks such as those relating to currency fluctuations and political or economic conditions in the foreign country.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.


Who May Want to Invest:
The Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits with your particular investment objectives.

Performance

GRAPHIC LOGO

The chart and table below show the past performance of the Fund's Class Y shares:

- The chart presents the annual returns since these shares were first offered and shows how performance has varied from year to year.

- The table shows Class Y average annual returns and compares them to the market indicators listed.

- Both the chart and the table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the chart and table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


                         CHART OF YEAR-BY-YEAR RETURNS
                         as of December 31 each year (%)

                                  [Bar Chart Omitted]
                  '96 .................................  7.76%
                  '97 ................................. 19.99%
                  '98 .................................    --


In the period shown in the chart, the highest quarterly return was 13.96% (the second quarter of 1997) and the lowest quarterly return was -2.07% (the fourth quarter of 1995).


                         AVERAGE ANNUAL TOTAL RETURNS
                          as of December 31, 1998 (%)

                                     1 Year     Life of Fund*
   Class Y Shares of the Fund             %

   S&P 500 Composite
   Stock Price Index

   Lipper Growth Fund
   Universe Average

The indexes shown are broad-based, securities market indexes that are unmanaged. The Lipper average is a composite of mutual funds with goals similar to that of the Fund.

*Since September 8, 1995.

Expenses

GRAPHIC LOGO

     Shareholder fees
     (fees deducted directly from your investment)
      Maximum sales charge (load) on purchases      None
      Maximum sales charge (load)
      on reinvested dividends                       None
      Deferred sales charge (load)                  None
      Redemption fees                               None
      Exchange fee                                  None
      Annual Fund Operating Expenses
      (expenses deducted from Fund assets,
      as a percentage of average net assets)
      Management fees                               0.69%
      Distribution and Service (12b-1) fees         None
      Other expenses                                0.17%
      Total Fund operating expenses                 0.86%

  Example:

This example is intended to help you compare the cost of investing in the Class
Y shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the Fund for each time period specified, (b) your investment has a 5% return each year, and (c) the Class Y expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      1 year                      $   88
      3 years                     $  274
      5 years                     $  477
      10 years                    $1,061


(3) Use of an assumed annual return of 5% is for illustration purposes only and is not a representation of the Fund's performance, which may be greater or lesser.

Your costs would be the same whether or not you redeemed your shares at the end of each time period. For a more complete discussion of certain expenses and fees, see "Management Fee."

The Investment Principles
of the Fund

GRAPHIC LOGO

Investment Goal and Principal Strategies

The goal of the Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily issued by companies that WRIMCO believes have appreciation possibilities and by trying to achieve proper timing of purchases and sales relative to market conditions. There is no guarantee that the Fund will achieve its goal.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

- changes in economic and political conditions;

- the short-term and long-term outlook for the industry being analyzed;

- the management capability of the company being considered; and

- the company's market position, product line, technological position and prospects for increased earnings. WRIMCO typically emphasizes a blend of value and growth potential in selecting stocks. WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.
There are three main kinds of securities that the Fund owns:

- common stock,

- preferred stock and

- debt securities, typically of investment grade. The Fund may also own convertible securities.

The Fund may also invest in and use other types of instruments and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. See the SAI for more information about the

Fund's permitted investments and strategies, as well as the restrictions that apply to them.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities or preferred stocks or both. Taking a defensive position in either or both of these ways might reduce the potential for appreciation in the Fund's portfolio.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Principal Risk Considerations
Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk. Market risk is the possibility of a change in the price of the security because of market factors. Because of market risk, the share price of the Fund will likely change as well. Financial risk is based on the financial situation of the issuer of the securities. The financial risk of the Fund depends on the credit quality of the securities in which it is invested. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Financial Highlights


GRAPHIC LOGO

The following information is to help you understand the financial performance of the Fund's Class Y shares for the fiscal periods shown. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.



                                                                               For the
                                                                               period
                                                                                from
                                                   For the fiscal year         9/8/95*
                                                    ended September 30,        through
                                               1998        1997       1996     9/30/95
   Per-share Data
   Net asset value,
      beginning of period                      $9.12       $8.78      $8.97     $9.05
-------------------------------------------------------------------------------------

      Income from investment operations:
       Net investment
       income                                   0.03        0.09       0.07      0.00
       Net realized and
       unrealized gain (loss)
       on investments                           0.19        1.69       0.24     (0.08)
-------------------------------------------------------------------------------------
      Total from
      investment
      operations                                0.22        1.78       0.31     (0.08)
-------------------------------------------------------------------------------------
      Less distributions:
       From net
       investment income                       (0.05)      (0.08)     (0.05)    (0.00)
       From capital gains                      (1.77)      (1.36)     (0.45)    (0.00)
-------------------------------------------------------------------------------------
      Total distributions                      (1.82)      (1.44)     (0.50)    (0.00)
-------------------------------------------------------------------------------------
      Net asset value,
      beginning of period                      $7.52       $9.12      $8.78     $8.97
-------------------------------------------------------------------------------------
      Total return                              4.02%      23.87%      3.80%    (0.88)%
      Ratios/Supplemental Data
      Net assets, end of
      period (in millions)                        $5          $5         $4        $2
      Ratio of expenses
      to average net assets                     0.91%       0.90%      0.91%     0.00%
      Ratio of net
      investment income
      to average net assets                     0.33%       1.05%      0.69%     0.00%
      Portfolio turnover
      rate                                     90.51%     139.14%     57.10%    30.01%**

 *Commencement of operations.
**Annualized.

Your Account
GRAPHIC LOGO

Class Y shares are designed for institutional investors or others investing through certain intermediaries. Class Y shares are available for purchase by:

- participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401, including 401(k) plans, of the Internal Revenue Code of 1986, as amended (the "Code"), when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.


Buying Shares
You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a Class Y share (price to buy one Class Y share) is the Fund's Class Y net asset value ("NAV"). The Fund's Class Y shares are sold without a sales charge.

To purchase by wire, you must first obtain an account number by calling 1-800-366-5465, then mail a completed application to Waddell & Reed, Inc., P.
O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest to UMB Bank, n.a., ABA Number

101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To purchase by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

You may also buy shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements to buy shares.

The Fund's Class Y NAV is the value of a single share.

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the later of the close of business of the NYSE, normally 4 p.m. Eastern time, or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded.

The Fund may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

- Orders are accepted only at the home office of Waddell & Reed, Inc.

- All of your purchases must be made in U.S. dollars.
p
10

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

-  The Fund does not issue certificates representing Class Y shares of the Fund.


- If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase Fund shares at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments


  To Open an Account
  For a government entity or authority or for a
  corporation: (within first twelve months)          $10 million
  For other investors:                                Any amount

Adding to Your Account
You can make additional investments of any amount at any time.

To add to your account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check along with a letter stating your account number, the account registration and that you wish to purchase Class Y shares of the Fund to:

Waddell & Reed, Inc.
P.O. Box 29217
Shawnee Mission, Kansas 66201-9217.

If you purchase Fund shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through these firms.



Selling Shares
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one Class Y share) is the Fund's Class Y
NAV.

To sell shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465 or fax your request to 913-236-5044 and give your instructions to redeem shares and make payment by wire to your pre-designated bank account or by check to you at the address on the account.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

- the name on the account registration;

- the Fund's name;

- the Fund account number;

- the dollar amount or number of shares to be redeemed; and

- any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                              Waddell & Reed, Inc.
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed will send a check to the address on the account.

Special Requirements for Selling Shares



 Account Type                        Special Requirements
Retirement account          The written instructions must be signed by a
                            properly authorized person.
                            The trustee must sign the written instructions
Trust                       indicating capacity as trustee. If the trustee's name is
                            not in the account registration, provide a currently
                            certified copy of the trust document.
                            At least one person authorized by corporate
 Business or Organization   resolution to act on the account must sign the
                            written instructions.

When you place an order to sell shares, your shares will be sold at the next NAV calculated after receipt of a written request for redemption in good order by Waddell & Reed, Inc. at its home office. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

- If you purchased Fund shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Fund shares at that day's price.

The Fund may require a signature guarantee in certain situations such as:

- a redemption request is made by a corporation, partnership or fiduciary;

- a redemption request is made by someone other than the owner of record; or

- the check is made payable to someone other than the owner of record.

This requirement protects you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.


Telephone Transactions
The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services
Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, one toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or TeleWaddell, our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access TeleWaddell from a touch-tone phone to:

- Obtain information about your accounts;

- Obtain price information about other funds in the United Group; or

- Request duplicate statements.

Reports

Statements and reports sent to you include the following:

- confirmation statements (after every purchase, exchange, transfer or redemption)

- year-to-date statements (quarterly)

- annual and semiannual reports (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need copies of annual or semiannual reports or account information.

Exchanges

You may sell your Class Y shares and buy Class Y shares of other funds in the United Group or Class A shares of United Cash Management, Inc. You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.


Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to shareholders each year.

Usually the Fund distributes net investment income semiannually in June and December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions will be automatically paid in additional Class Y shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions will be automatically paid in Class Y shares, but you will be sent a check for each dividend distribution.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions.

For retirement accounts, all distributions are automatically paid in Class Y shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications:

Taxes on distributions. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains (if you are a noncorporate shareholder of the Fund) generally are taxed at a maximum rate of 20%.

The Fund notifies you after year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

Withholding. The Fund is required to withhold 31% of all dividends, capital gains distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends and capital gains distributions also is required for such shareholders who otherwise are subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares. An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

State and local income taxes. The portion of the dividends paid by the Fund attributable to interest earned on its U.S. Government Securities' investments generally is not subject to state and local income taxes, although distributions by the Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Fund in your state and locality.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; see the SAI for more information. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The Management of the Fund

GRAPHIC LOGO

Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the company, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager and assigned its professional staff for investment management services to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995.

Daniel P. Becker is primarily responsible for the management of the portfolio of the Fund. Mr. Becker has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO and the Fund. From January 1995 to March 1998, Mr. Becker was Vice President of Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Becker has been an employee of WRIMCO since October 1989, initially serving as an investment analyst, and has served as a portfolio manager since January 1997.

WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


Management Fee
Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained below.

The management fee of the Fund is calculated by adding a group fee to a specific fee. It is accrued and paid to WRIMCO daily. The specific fee is computed on the Fund's net asset value as of the close of business each day at the annual rate of .30 of 1% of its net assets. The group fee is a pro rata participation based on the relative net asset size of the Fund in the group fee computed each day on the combined net asset values of all the funds in the United Group at the annual rates shown in the following table:


  Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
  From $0 to $750                    .51 of 1%
  From $750 to $1,500                .49 of 1%
  From $1,500 to $2,250              .47 of 1%
  From $2,250 to $3,000              .45 of 1%
  From $3,000 to $3,750              .43 of 1%
  From $3,750 to $7,500              .40 of 1%
  From $7,500 to $12,000             .38 of 1%
  Over $12,000                       .36 of 1%

Growth in assets of the United Group assures a lower group fee rate.

The combined net asset values of all of the funds in the United Group were approximately $18.9 billion as of September 30, 1998. Management fees for the fiscal year ended September 30, 1998 were 0.69% of the Fund's average net assets.

United
Vanguard
Fund,
Inc.

GRAPHIC LOGO

Custodian                                    Underwriter
UMB Bank, n.a.                               Waddell & Reed, Inc.
Kansas City, Missouri                        6300 Lamar Avenue
                                             P.O. Box 29217
Legal Counsel                                Shawnee Mission, Kansas
Kirkpatrick & Lockhart LLP                   66201-9217
1800 Massachusetts  Avenue, N. W.            (913) 236-2000
Washington, D. C. 20036                      (800) 366-5465

Independent Auditors                         Shareholder Servicing Agent
Deloitte & Touche LLP                        Waddell & Reed
1010 Grand Avenue                             Services Company
Kansas City, Missouri 64106-2232             6300 Lamar Avenue
                                             P.O. Box 29217
Investment Manager                           Shawnee Mission, Kansas
Waddell & Reed Investment                    66201-9217
 Management Company                          (913) 236-2000
6300 Lamar Avenue                            (800) 366-5465
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217           Accounting Services Agent
(913) 236-2000                               Waddell & Reed
(800) 366-5465                                Services Company
                                             6300 Lamar Avenue
                                             P.O. Box 29217
                                             Shawnee Mission, Kansas
                                             66201-9217
                                             (913) 236-2000
                                             (800) 366-5465

GRAPHIC LOGO              UNITED
                         VANGUARD
                         FUND, INC.


You can get more information about the Fund in--


- its Statement of Additional Information (SAI) dated January 31, 1999, which contains detailed information about the Fund, particularly its investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

- its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below or through certain third parties through which shares of the Fund may be purchased.

Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

The Fund's SEC file number is: 811-1806

--------------------------------------------------------------------------------
GRAPHIC LOGO        Waddell & Reed, Inc.
                    6300 Lamar Avenue, P. O. Box 29217
                    Shawnee Mission, Kansas, 66201-9217
                    (913) 236-2000, (800) 366-5465


                  printed on recycled paper                    NUP2005-Y(1-99)

                           UNITED VANGUARD FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                                January 31, 1999




                       STATEMENT OF ADDITIONAL INFORMATION



        This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Class A shares or the Class Y shares, as applicable, of United Vanguard Fund, Inc. (the "Fund"), dated January 31, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.

                                TABLE OF CONTENTS

   Performance Information ................................................   2

   Goal and Investment Policies ...........................................   4

   Investment Management and Other Services ...............................  30

   Purchase, Redemption and Pricing of Shares .............................  35

   Directors and Officers .................................................  50

   Payments to Shareholders ...............................................  56

   Taxes ..................................................................  57

   Portfolio Transactions and Brokerage ...................................  62

   Other Information ......................................................  64

   Financial Statements ...................................................  65

      United Vanguard Fund, Inc. is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on October 7, 1968.


                             PERFORMANCE INFORMATION

        Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information and/or performance information in advertisements and sales materials.


Total Return


        Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the onefive-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:


              n
      P(1 + T)  =  ERV

     Where :  P =  $1,000 initial payment
              T =  Average annual total return
              n =  Number of years
            ERV = Ending redeemable value of the $1,000 investment for the periods shown.

        Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.


        The average annual total return quotations for Class A shares as of September 30, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                  With         Without
                                               Sales Load     Sales Load
                                                Deducted       Deducted


One-year period from October 1, 1997 to
    September 30, 1998:                           -2.20%          3.76%

Five-year period from October 1, 1993 to
    September 30, 1998:                           12.18%         13.51%

Ten-year period from October 1, 1988 to
    September 30, 1998:                           11.45%         12.11%


        Prior to August 15, 1995, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.


        The average annual total return quotations for Class Y shares as of September 30, 1998, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

One year period from October 1,
    1997 to September 30, 1998:                   4.02%

Period from September 8, 1995* to
    September 30, 1998:                           9.64%


*Commencement of operations.

        The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total return will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.


Performance Rankings

        Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average.

Performance information may be quoted numerically or presented in a table, graph or other illustration.

        All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.



                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

        This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

        WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.


        The goal and investment policies of the Fund are described in the Prospectus, which refers to the following investment methods and practices.


Securities - General


        The Fund may invest in securities including common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The Fund may invest in preferred stock that is rated by an established rating service or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

        Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

        While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

        The Fund may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (such as those rated D by S&P and C by MIS). Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. In addition, the Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security having that rating.


        The Fund may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.


        The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in the value that the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

        The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.


        The Fund may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

        The Fund does not intend to purchase any interests in oil and gas or other mineral exploration or development programs if, as a result, more than 10% of its total assets would be invested in such interests.


Risk Factors of High-Yield Investing

        As an operating (i.e., nonfundamental) policy, the Fund does not intend to invest in non-investment grade debt securities if as a result of such investment more than 5% of its assets would consist of such investments. Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.


        Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the research and credit analysis performed by WRIMCO are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments.


        The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

        While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with using credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk.


Specific Securities and Investment Practices

    U.S. Government Securities


        Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.


        U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

        Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

        U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, the Ginnie Mae, the Freddie Mac and the Fannie Mae. These mortgage-backed securities include "pass-through" securities, "participation certificates" and collateralized mortgage obligations. See "Mortgage-Backed Securities" and "Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.


    Money Market Instruments

        Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government Securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.


    Zero Coupon Securities


        Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

        The Fund may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.


        A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

        The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

    Mortgage-Backed and Asset-Backed Securities


        Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.


        The Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

        Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.


        For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


        Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets securing the debt are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

        Special Characteristics of Mortgage-Backed and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

        The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.


        Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

        The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and, in some instances reduced liquidity, of the CMO class.


    Variable or Floating Rate Instruments

        Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

    Indexed Securities


        The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.


        Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

        Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies. WRIMCO will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks or as a separate asset class for purposes of the Fund's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

    Foreign Securities and Currency


        The Fund may invest in the securities of foreign issuers, including depositary receipts. The Fund may purchase an unlimited amount of foreign securities. However, the Fund does not intend to invest more than 20% of its total assets in foreign securities.

        WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other.

Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that the Fund's ability to invest its assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

        However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

        Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

        Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. These is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

        The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

        Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.


    Warrants and Rights

        Warrants are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.


    Investment Company Securities

        The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.


    Lending Securities


        Securities loans may be made on a short-term or long-term basis for the purpose of increasing the Fund's

If the Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. The Fund makes loans of its securities only to parties deemed by WRIMCO to be creditworthy.

        Any securities loan that the Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). This policy can only be changed by shareholder vote. Under the present Guidelines, the collateral must consist of cash, U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to a return of the excess collateral.


        There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for the Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral.
Part of the interest received in either case may be shared with the borrower.

        The letters of credit that the Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Under the Fund's current lending procedures, the Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO. The Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If the Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. The Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

        There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned goes up, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

        Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

    Repurchase Agreements

        The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

        The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays or expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third-party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Board of Directors.

    Restricted Securities


        Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

        There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale might be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.


    Illiquid Investments

        The Fund has an operating policy, which may be changed without shareholder approval, which provides that the Fund may not invest more than 10% of its net assets in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days;
(ii) securities for which market quotations are not readily available; (iii) restricted securities not determined to be liquid pursuant to guidelines established by the Board of Directors; (iv) bank deposits, unless they are payable at principal plus accrued interest on demand or within seven days after demand; (v) securities involved in swap, cap, collar and floor transactions;
(vi) non-government stripped fixed-rate mortgage-backed securities; and (vii) over-the-counter ("OTC") options and their underlying collateral. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Options and Futures


        General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge the Fund's investments. The strategies described below may be used in an attempt to manage the Fund's foreign currency exposure as well as other risks of the Fund's investments that can affect fluctuation in its net asset value.

        Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since the Fund is authorized to invest in foreign securities, it may purchase and sell foreign currency derivatives. The Fund may not pledge its assets; however, this policy does not prevent the Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.


        Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

        Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

        Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

        The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."


        In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

        Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

        (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.


        (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

        Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

        Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

        (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

        (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.


        (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.


        Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

        Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


        Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.


        The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

        Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

        Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

        The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

        The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

        A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

        Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


        The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

        If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

        Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

        Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

        Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

        If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

        OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

        Generally, OTC foreign currency options used by the Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

        Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

        In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

        No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

        Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

        Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

        Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

        If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

        Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures market (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions, rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

        Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index future may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

        Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

        To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

        Foreign Currency Hedging Strategies--Special Considerations. The Fund may use options and futures contracts on foreign currencies, as described above, and foreign currency forward contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

        The Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, the Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

        The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

        Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

        Forward Currency Contracts. The Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

        Such transactions may serve as long hedges; for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

        The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        The Fund also may use forward currency contracts to attempt to enhance income or yield. The Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

        The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

        As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

        The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

        Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund will be served.


        Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change the Fund's exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to the Fund or that WRIMCO will hedge at an appropriate time.


        Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

        Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.


        Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

        Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

        Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.


        The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO in accordance with procedures adopted by the Fund's Board of Directors. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

        The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believes that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

    Borrowing

        The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.


Investment Restrictions and Limitations

        Certain of the Fund's investment restrictions and other limitations are described in this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:


        (i) Purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

      (ii) Buy real estate nor any nonliquid interests in real estate investment trusts;

     (iii) Buy shares of other investment companies that redeem their shares. The Fund can buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than one tenth (i.e., 10%) of its total assets in these shares;

      (iv) Lend money or other assets, other than through certain limited types of loans; the Fund can buy debt securities and other obligations consistent with its goal and its other investment policies and restrictions; it can also lend its portfolio securities (see "Lending Securities" above) and enter into repurchase agreements (see "Repurchase Agreements" above);

       (v) Invest for the purpose of exercising control or management of other companies;

      (vi) Participate on a joint, or a joint and several, basis in any trading account in any securities;

     (vii) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and
               (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (viii) Engage in the underwriting of securities, that is, the selling of securities for others;

      (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer; or buy a security if, as a result, more than 25% of its assets would then be in securities of companies in any one industry; or

       (x)     issue senior securities.



Portfolio Turnover


        A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding U.S. Government Securities with maturities of less than 12 months and certain short-term securities. The Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares. The Fund's turnover rate for the fiscal years ended September 30, 1998 and 1997 was 90.51% and 139.14%, respectively.



                    INVESTMENT MANAGEMENT AND OTHER SERVICES


The Management Agreement

        The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

        The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.


Waddell & Reed Financial, Inc.

         WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

        Waddell & Reed, Inc. and its predecessors served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992 when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and serves as distributor for Target/United Funds, Inc.



Shareholder Services

        Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Accounting Services

        Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.


Payments by the Fund for Management, Accounting and Shareholder Services


        Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus. The management fees paid to WRIMCO during the Fund's fiscal years ended September 30, 1998, 1997 and 1996 were $10,495,461, $9,591,674 and $9,020,391, respectively.


        For purposes of calculating the daily fee, the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund. The Fund accrues and pays this fee daily.

        Under the Shareholder Servicing Agreement, with respect to Class A shares the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

        Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                       Average
                   Net Asset Level                          Annual Fee
              (all dollars in millions)                 Rate for Each Level
             -------------------------                 -------------------
               From $    0 to $   10                       $      0
               From $   10 to $   25                       $ 10,000
               From $   25 to $   50                       $ 20,000
               From $   50 to $  100                       $ 30,000
               From $  100 to $  200                       $ 40,000
               From $  200 to $  350                       $ 50,000
               From $  350 to $  550                       $ 60,000
               From $  550 to $  750                       $ 70,000
               From $  750 to $1,000                       $ 85,000
                    $1,000 and Over                        $100,000


        Fees paid to the Agent for accounting services for the fiscal years ended September 30, 1998, 1997 and 1996 were $100,000 for each of the three years.


        Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.


        Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $2,616,408, $2,397,522 and $3,514,918, respectively, and the amounts retained by Waddell & Reed, Inc. for each fiscal year were $1,122,228, $1,047,001 and $1,591,350, respectively.


        A major portion of the sales charge for Class A shares is paid to account representatives and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its account representatives as to purchases for which there is no sales charge.

        The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

        Under a Distribution and Service Plan for Class A shares (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed .25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and the service and/or maintenance of Class A shareholder accounts.


        Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares.

        Fees paid (or accrued) as service and distribution fees by the Fund with respect to Class A shares for the fiscal year ended September 30, 1998 were $3,320,066 and $26,939, respectively. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

        The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of the Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. The Plan is anticipated to benefit the Fund and its Class A shareholders through Waddell & Reed, Inc.'s activities not only to distribute the Class A shares of the Fund but also to provide personal services to Class A shareholders and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that Class A shareholders may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a Class A shareholder's share of Fund and Class A expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of Class A shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and Class A shareholders.

        The Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the Plan (hereafter, the "Plan Directors"). The Plan was also approved by the affected shareholders of the Fund.

        Among other things, the Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding Class A shares of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan

Directors will be committed to the discretion of the Plan Directors.


Custodial and Auditing Services


        The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.


Year 2000 Issue

        Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." WRIMCO is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund.



                   PURCHASE, REDEMPTION AND PRICING OF SHARES


Determination of Offering Price

        The net asset value of each class of the shares of the Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.


        Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of September 30, 1998 was as follows:


         Net asset value per Class A share (Class A net assets divided by Class A
            shares outstanding) .................................................   $   7.50
         Add:  selling commission (5.75% of offering price) .....................        .46
         Maximum offering price per Class A share
            (Class A net asset value divided by 94.25%) .........................   $   7.96
                                                                                    ========

        The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

         Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

        The net asset value and offering price per share are ordinarily computed once on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

        The securities in the portfolio of the Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price that is the mean between the closing bid and asked prices. Other securities that are traded over-the-counter are priced using the Nasdaq stock market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

        Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between the bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing purchase price of the contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

        When the Fund writes a put or call, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call the Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium the Fund received. If the Fund exercised a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by the Fund is exercised, the amount that the Fund pays to purchase the related investment is decreased by the amount of the premium it received. If the Fund exercises a put it purchased, the amount received from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by the Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

        Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of the Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of the Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

        Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

Minimum Initial and Subsequent Investments

        For Class A shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates, or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

        For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.


Reduced Sales Charges (Applicable to Class A Shares Only)

    Account Grouping

        Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3. Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax sheltered annuity account ("TSA"), or Keogh plan account provided that the individual and spouse are the only participants in the Keogh plan; and


7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

         Examples:

         A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

         B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

         C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

         D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

         All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A:        H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B:        H has established a Keogh plan; his wife, W, is a
                  participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories
                  1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.


        All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.


Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

        All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

        Account grouping as described above is available under the following circumstances.

    One-time Purchases

        A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

    Rights of Accumulation

        If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

        In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

        If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

    Statement of Intention

        The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Statement of Intention. By signing a Statement of Intention form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Statement of Intention is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Statement of Intention is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Statement of Intention will be the sales charge in effect on the beginning date of the 13-month period.

        In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Statement of Intention, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Statement of Intention indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the Statement of Intention is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Statement of Intention of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

        A copy of the Statement of Intention signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

        If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the Statement of Intention only if the contractual plan has been completed.

        The minimum initial investment under a Statement of Intention is 5% of the dollar amount which must be invested under the Statement of Intention. An amount equal to 5% of the purchase required under the Statement of Intention will be held "in escrow." If a purchaser does not, during the period covered by the Statement of Intention, invest the amount required to qualify for the reduced sales charge under the terms of the Statement of Intention, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Statement of Intention which is not completed will be collected by redeeming part of the shares purchased under the Statement of Intention and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

        If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Statement of Intention, the lower sales charge will apply.

        A Statement of Intention does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Statement of Intention.

        With respect to Statements of Intention for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Statement of Intention, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Statement of Intention will be deducted in computing the aggregate purchases under the Statement of Intention.

        Statements of Intention are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.

    Other Funds in the United Group


        Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund for the purposes of determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.



Net Asset Value Purchases of Class A Shares

        As stated in the Prospectus, Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, account representatives of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and account representative. "Child" includes stepchild; "parent" includes stepparent Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases in any tax qualified retirement plan under which the eligible purchaser is the sole participant may also be made at net asset value. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A retired employee is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Account representatives" includes retired account representatives. A "retired account representative" is any account representative who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Account Representative. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or account representative may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

        Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at net asset value.

        Holders of an uncompleted United Vanguard Investment Program ("Program") on May 30, 1996 may purchase Class A shares of the Fund at net asset value, up to the amount representing the unpaid balance of the Program, if the purchase order is so designated. In addition, any person who was a Program holder on May 30, 1996 may purchase Class A shares of the Fund at net asset value up to the amount representing partial Program withdrawals outstanding on May 30, 1996, provided the purchase is so designated.



Reasons for Differences in Public Offering Price of Class A Shares

        As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Statement of Intention or right of accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distribution), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

        The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interest of existing Class A shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.


Flexible Withdrawal Service For Class A Shareholders

        If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of shares while a withdrawal program is in effect because it would result in duplication of sales charges. Applicable forms to start the Service are available through Waddell & Reed, Inc.

        To qualify for the Service, you must have invested at least $10,000 in Class A shares which you still own of any of the funds in the United Group; or, you must own Class A shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

        You can choose to have your shares redeemed to receive:

        1.  a monthly, quarterly, semiannual or annual payment of $50 or more;

        2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

        3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

        Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

        Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of their service.

        If you have a share certificate for the shares you want to make available for this Service, you must enclose the certificate with the form initiating the Service.

        The dividends and distributions on shares you have made available for the Service are paid in additional Class A shares. All payments under the Service are made by redeeming Class A shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of Class A shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

        You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

        After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.


Exchanges for Shares of Other Funds in the United Group

    Class A Share Exchanges

        Once a sales charge has been paid on shares of a fund in the United Group, these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the United Group. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the United Group into which you want to exchange.

        You may exchange Class A shares you own in another fund in the United Group for Class A shares of the Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.

        United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc. shares are the exception and special rules apply. Class A shares of these funds may be exchanged for Class A shares of the Fund only if (i) you received those shares as a result of one or more exchanges of shares on which a sales charge was originally paid, or (ii) the shares have been held from the date of original purchase for at least 6 months.

        Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own

Class A shares of the fund in the United Group into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

        You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

    Class Y Share Exchanges

          Class Y shares of the Fund may be exchanged for Class Y shares of any other fund in the United Group or for Class A shares of United Cash Management, Inc.

    General Exchange Information

        When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

        These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.


Retirement Plans

        As described in the Prospectus for Class A shares, your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of the Fund (or shares of certain other funds in the United Group).

        Individual Retirement Accounts (IRAs). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000. For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse has no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, for tax years after 1997, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

        An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.


        Roth IRAs. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year after 1997 to a Roth IRA. In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

        Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions or conversions of a traditional IRA, the rollover or conversion occurred more than five years prior to the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).


        Education IRAs. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute to an Education IRA, provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary.

Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

        Simplified Employee Pension (SEP) plans. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $24,000, whichever is less, per year for each employee.


        Savings Incentive Match Plans for Employees (SIMPLE Plans). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (generally, up to 3% of the employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their SIMPLE plans. SIMPLE plans involve fewer administrative requirements than 401(k) or other qualified plans generally.

        Keogh Plans. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.


        457 Plans. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

        TSAs - Custodial Accounts and Title I Plans. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

        401(k) Plans. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

        More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.


Redemptions

        The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Reinvestment Privilege

        The Prospectus for Class A shares discusses the reinvestment privilege for Class A shares under which, if you redeem your Class A shares and then decide it was not a good idea, you may reinvest. If Class A shares of the Fund are then being offered, you can put all or part of your redemption payment back into Class A shares of the Fund without any sales charge at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption request was received. You can do this only once as to Class A shares of the Fund. You do not use up this privilege by redeeming Class A shares to invest the proceeds at net asset value in a Keogh plan or an IRA.


                             DIRECTORS AND OFFICERS


        The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

        The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*
        Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company, Waddell & Reed Development, Inc., a business development company, and Waddell & Reed Distributors, Inc.; formerly, President of the Fund and each of the other funds in the Fund Complex; formerly, Vice Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc.; formerly, Director of Vesta Insurance Group, Inc.; formerly, Director of Southwestern Life Corporation; Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
        Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
        President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California  94025
        President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
        First Lady of Kansas. Daughter of Ronald K. Richey, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
        General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
        Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
        President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; President of Waddell & Reed Development, Inc., a business development company; formerly, Vice President of the Fund and each of the other funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

HENRY J. HERRMANN*
        Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Director of Waddell & Reed Development, Inc., a business development company. Formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
        Retired. Formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
        Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
        Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
        Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
        Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
        Retired.  Date of birth:  August 7, 1935.

Theodore W. Howard
        Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.



Daniel P. Becker

        Vice President of the Fund; Vice President of WRIMCO. Date of birth:
November 27, 1964.

        The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.


        The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

        The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

        The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended and $500 for each committee meeting attended which is not held in conjunction with a Board of Directors' meeting other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size.

        During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:

                               Compensation Table

                                                               Total
                                        Aggregate          Compensation
                                      Compensation           From Fund
                                          From               and Fund
Director                                  Fund               Complex*
--------                              ------------         ------------
Robert L. Hechler                        $    0               $     0
Henry L. Herrmann                             0                     0
Keith A Tucker                                0                     0
James M. Concannon                        3,871                56,000
John A. Dillingham                        3,871                56,000
David P. Gardner                              0                     0
Linda K. Graves                           3,871                56,000
Joseph Harroz, Jr.                            0                     0
John F. Hayes                             3,871                56,000
Glendon E. Johnson                        3,802                55,000
William T. Morgan                         3,871                56,000
Ronald C. Reimer                              0                     0
Frank J. Ross, Jr.                        3,871                56,000
Eleanor B. Schwartz                       3,871                56,000
Frederick Vogel III                       3,871                56,000


*No pension or retirement benefits have been accrued as a part of Fund expenses.


        Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.



Shareholdings


        As of November 30, 1998, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund. The following table sets forth information with respect to the Fund, as of November 30, 1998, regarding the beneficial ownership of the classes of the Fund's shares.

                                                  Shares owned
Name and Address                                  Beneficially
of Beneficial Owner                 Class         or of Record        Percent
-------------------                 -----         ------------        -------
Ray Jarzombek Trustee               Class Y                                %
CPSP V K Knowlton Paving Cont
FBO Unallocated Assets
Qualified Plan 0129866
18225 FM 2252
San Antonio TX  78266

Fiduciary Trust Co NH Tr            Class Y
CMPP Okanogan Cnty Hosp Dist 3
FBO Unallocated Assets
Qualified Plan
P O Box 793
Omak WA  98841

Waddell & Reed Financial, Inc.      Class Y
Savings & Investment Plan
6300 Lamar Avenue
Overland Park KS 66201

Torchmark Corporation               Class Y
Savings & Investment Plan
2001 Third Avenue South
Birmingham AL 35202



                            PAYMENTS TO SHAREHOLDERS


General

        There are three sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities the Fund holds less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions. The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends.

        The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.



Choices You Have on Your Dividends and Distributions

        On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

        Even if you get dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.


                                      TAXES


General


        The Fund has qualified for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.


        Dividends and distributions declared by the Fund in October, November or December of any year and payable to its shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

        If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

        The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax. The Code permits the Fund to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.


Income from Foreign Securities


        Dividends and interest received, and gains realized, by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

        The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Fund is a U.S. shareholder -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


        If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


        The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.



Foreign Currency Gains and Losses

        Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of a debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.


Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

        The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

        Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale.


        Certain options, futures contracts and forward currency contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

        Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

        If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


Zero Coupon and Payment-in-Kind Securities

        The Fund may acquire zero coupon or other securities issued with original issue discount. As the holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued original issue discount and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


        One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Transactions in securities other than those for which an exchange is the primary market are generally done with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available through combined orders.

        To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

        Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

        The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sale of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

        The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist

WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

        Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

        The Fund may also use its brokerage to pay for pricing or quotation services to value securities. During the Fund's fiscal years ended September 30, 1998, 1997 and 1996, it paid brokerage commissions of $2,644,391, $3,597,326 and
$1,698,766, respectively. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which the Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

        During the Fund's fiscal year ended September 30, 1998, the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution totaled $1,779,407,785 on which $1,923,667 in brokerage commissions were paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


        The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                                OTHER INFORMATION

The Shares of the Fund


        The Fund offers two classes of shares: Class A and Class Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the two classes, dividends and liquidation proceeds of Class A shares are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

        The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

        Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

        Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the

1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                                        Shares          Value
COMMON STOCKS
Apparel and Accessory Stores - 4.62%
  Abercrombie & Fitch Co., Class A* ...............    828,700      $ 36,462,800
  Kohl's Corporation* .............................    760,000        29,640,000
    Total .........................................                   66,102,800

Building Materials and Garden Supplies - 3.31%
  Home Depot, Inc. (The) ..........................  1,200,000        47,400,000

Business Services - 6.67%
  BMC Software, Inc.* .............................    617,200        37,051,287
  Microsoft Corporation* ..........................    530,000        58,349,687
    Total .........................................                   95,400,974

Chemicals and Allied Products - 17.01%
  Bristol-Myers Squibb Company ....................    395,700        41,103,338
  Colgate-Palmolive Company .......................    440,000        30,140,000
  Lilly (Eli) and Company .........................    277,700        21,747,381
  Monsanto Company ................................    400,000        22,550,000
  Pfizer Inc. .....................................    316,600        33,539,812
  Schering-Plough Corporation .....................    482,800        49,999,975
  Warner-Lambert Company ..........................    588,300        44,416,650
    Total .........................................                  243,497,156

Communication - 0.83%
  Clear Channel Communications, Inc.* .............    250,500        11,898,750

Depository Institutions - 3.09%
  Comerica Incorporated ...........................    460,000        25,213,750
  MBNA Corp. ......................................    662,700        18,969,788
    Total .........................................                   44,183,538

Electronic and Other Electric Equipment - 3.73%
  Intel Corporation ...............................    445,100        38,181,234
  Texas Instruments Incorporated ..................    287,200        15,149,800
    Total .........................................                   53,331,034

Furniture and Home Furnishings Stores - 0.42%
  Williams-Sonoma, Inc.* ..........................    284,900         6,071,931

General Merchandise Stores - 2.95%
  Dollar General Corporation ......................    693,906        18,475,247
  Wal-Mart Stores, Inc. ...........................    434,700        23,745,488
    Total .........................................                   42,220,735


                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                                        Shares          Value
COMMON STOCKS (Continued)
Health Services - 2.89%
  Health Management Associates, Inc.,
    Class A* ......................................  1,476,050    $   26,937,913
  Tenet Healthcare Corporation* ...................    500,000        14,375,000
    Total .........................................                   41,312,913

Hotels and Other Lodging Places - 0.03%
  Sun International Hotels, Ltd.* .................     10,000           379,375

Industrial Machinery and Equipment - 9.93%
  Applied Materials, Inc.* ........................    390,100         9,862,216
  Cisco Systems, Inc.* ............................    643,200        39,777,900
  EMC Corporation* ................................  1,615,900        92,409,281
    Total .........................................                  142,049,397

Instruments and Related Products - 2.89%
  Guidant Corporation .............................    307,500        22,831,875
  Medtronic, Inc. .................................    318,500        18,433,187
  United States Surgical Corporation ..............        634            26,430
    Total .........................................                   41,291,492

Insurance Carriers - 2.53%
  American International Group, Inc. ..............    287,250        22,118,250
  MGIC Investment Corporation .....................    382,400        14,101,000
    Total .........................................                   36,219,250

Miscellaneous Retail - 1.91%
  Costco Companies, Inc.* .........................     70,000         3,316,250
  Walgreen Co. ....................................    545,300        24,027,281
    Total .........................................                   27,343,531

Motion Pictures - 0.81%
  Time Warner Incorporated ........................    133,200        11,663,325

Nondepository Institutions - 10.21%
  Capital One Financial Corp. .....................    281,900        29,176,650
  Fannie Mae ......................................  1,132,700        72,775,975
  Freddie Mac .....................................    893,800        44,187,238
    Total .........................................                  146,139,863

Printing and Publishing - 0.93%
  Tribune Company .................................    263,200        13,242,250

Tobacco Products - 5.05%
  Philip Morris Companies Inc. ....................  1,570,000        72,318,125

Transportation Equipment - 2.69%
  Harley-Davidson, Inc. ...........................  1,310,000        38,481,250

                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                                        Shares          Value
COMMON STOCKS (Continued)
Transportation Services - 0.54%
  Dial Corporation (The) ..........................    378,000    $    7,796,250

Water Transportation - 2.87%
  Carnival Corporation, Class A ...................  1,293,400        41,146,288

Wholesale Trade - Durable Goods - 1.37%
  Johnson & Johnson ...............................    250,000        19,562,500

TOTAL COMMON STOCKS - 87.28%                                      $1,249,052,727
  (Cost: $967,857,672)
                                                     Principal
                                                     Amount in
                                                     Thousands
CORPORATE DEBT SECURITY - 0.15%
Health Services
  Assisted Living Concepts, Convertible,
    6.0%, 11-1-2002 ...............................     $2,500    $    2,225,000
  (Cost: $2,500,000)

SHORT-TERM SECURITIES
Commercial Paper
  Communication - 1.74%
  Bell Atlantic Financial Services, Inc.,
    5.3%, 10-14-98 ................................     25,000        24,952,153

  Electric, Gas and Sanitary Services - 2.89%
  Carolina Power & Light Co.,
    5.46%, 11-9-98 ................................     21,500        21,372,828
  Houston Industries FinanceCo L.P. (Houston
    Industries Incorporated, guarantor),
    5.67%, 10-30-98 ...............................     20,000        19,908,650
    Total .........................................                   41,281,478

  Fabricated Metal Products - 0.83%
  Danaher Corporation,
    5.3438%, Master Note ..........................        356           356,000
  Snap-On Inc.,
    5.51%, 10-15-98 ...............................     11,500        11,475,358
    Total .........................................                   11,831,358

  Food and Kindred Products - 1.47%
  ConAgra, Inc.,
    5.7%, 10-9-98 .................................      7,000         6,991,133
  General Mills, Inc.,
    5.1988%, Master Note ..........................         77            77,000
  Seagram (Joseph E.) & Sons Inc.,
    5.4%, 10-15-98 ................................     14,000        13,970,600
    Total .........................................                   21,038,733

                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998

                                                      Principal
                                                     Amount in
                                                     Thousands             Value
SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
  Instruments and Related Products - 1.65%
  General Signal Corp.,
    5.7%, 10-6-98 .................................    $23,660    $   23,641,269

  Insurance Agents, Brokers and Service - 0.93%
  Aon Corp.,
    5.53%, 10-7-98 ................................     13,300        13,287,742

  Nondepository Institutions - 1.88%
  Penney (J.C.) Funding Corp.,
    5.5%, 10-23-98 ................................     23,000        22,922,694
  Whirlpool Corp.,
    6.0%, 10-1-98 .................................      3,975         3,975,000
    Total .........................................                   26,897,694

  Textile Mill Products - 0.09%
  Sara Lee Corporation,
    5.1938%, Master Note ..........................      1,302         1,302,000

  Tobacco Products - 0.18%
  B.A.T. Capital Corp.,
    5.6%, 11-5-98 .................................      2,600         2,585,845

  Transportation Equipment - 0.52%
  Dana Credit Corp.,
    5.68%, 10-14-98 ...............................      7,500         7,484,617

Total Commercial Paper - 12.18%                                      174,302,889

Commercial Paper (backed by irrevocable bank
  letter of credit) - 0.56%
  Nondepository Institutions
  Hyundai Motor Finance Co. (Bank of America NT &
  SA), 5.52%, 10-5-98 .............................      8,000         7,995,093

TOTAL SHORT-TERM SECURITIES - 12.74%                              $  182,297,982
  (Cost: $182,297,982)

TOTAL INVESTMENT SECURITIES - 100.17%                             $1,433,575,709
  (Cost: $1,152,655,654)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.17%)                   (2,477,595)

NET ASSETS - 100.00%                                              $1,431,098,114

                 See Notes to Schedule of Investments on page .

THE INVESTMENTS OF
UNITED VANGUARD FUND, INC.
SEPTEMBER 30, 1998


Notes to Schedule of Investments

*No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED VANGUARD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
  Investment securities -- at value
    (Notes 1 and 3) ...........................................       $1,433,576
  Cash   .....................................................                 6
  Receivables:
    Investment securities sold ................................           12,619
    Dividends and interest ....................................            1,381
    Fund shares sold ..........................................              428
  Prepaid insurance premium ...................................               39
                                                                      ----------
      Total assets ............................................        1,448,049
                                                                      ----------
Liabilities
  Payable for investment securities purchased .................           13,608
  Payable to Fund shareholders ................................            2,786
  Accrued service fee (Note 2) ................................              313
  Accrued transfer agency and dividend
    disbursing (Note 2) .......................................              202
  Accrued management fee (Note 2) .............................               27
  Accrued accounting services fee (Note 2) ....................                8
  Accrued distribution fee (Note 2) ...........................                3
  Other  .....................................................                 4
                                                                      ----------
      Total liabilities .......................................           16,951
                                                                      ----------
        Total net assets ......................................       $1,431,098
                                                                      ==========

Net Assets
  $1.00 par value capital stock
    Capital stock .............................................       $  190,735
    Additional paid-in capital ................................          937,306
  Accumulated undistributed income:
    Accumulated undistributed net investment
      income ..................................................            1,776
    Accumulated undistributed net realized gain on
      investment transactions .................................           20,351
    Net unrealized appreciation in value of
      investments .............................................          280,930
                                                                      ----------
      Net assets applicable to outstanding
        units of capital ......................................       $1,431,098
                                                                      ==========
Net asset value per share (net assets divided
  by shares outstanding)
  Class A .....................................................            $7.50
  Class Y .....................................................            $7.52
Capital shares outstanding
  Class A .....................................................          190,108
  Class Y .....................................................              627
Capital shares authorized .....................................          600,000

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
  Income (Note 1B):
    Dividends .................................................          $13,366
    Interest and amortization .................................            5,153
                                                                         -------
      Total income ............................................           18,519
                                                                         -------
  Expenses (Note 2):
    Investment management fee .................................           10,495
    Service fee - Class A .....................................            3,320
    Transfer agency and dividend disbursing - Class A..........            2,395
    Accounting services fee ...................................              100
    Distribution fee - Class A ................................               27
    Custodian fees ............................................               23
    Audit fees ................................................               19
    Legal fees ................................................               10
    Shareholder servicing - Class Y ...........................                8
    Other .....................................................              202
                                                                         -------
      Total expenses ..........................................           16,599
                                                                         -------
        Net investment income .................................            1,920
                                                                         -------
Realized and Unrealized Gain on
  Investments (Notes 1 and 3)
  Realized net gain on securities .............................           24,654
  Realized net gain on foreign currency
    transactions ..............................................               26
                                                                         -------
    Realized net gain on investments ..........................           24,680
  Unrealized appreciation in value of investments
    during the period .........................................           32,486
                                                                         -------
      Net gain on investments .................................           57,166
                                                                         -------
        Net increase in net assets resulting
         from operations ......................................          $59,086
                                                                         =======

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                       For the fiscal year
                                                        ended September 30,
                                                   ----------------------------
                                                      1998              1997
                                                   ----------        ----------
Increase (Decrease)in Net Assets
  Operations:
    Net investment income ...................      $    1,920        $   11,726
    Realized net gain on investments ........          24,680           332,325
    Unrealized appreciation (depreciation)             32,486           (52,010)
                                                   ----------        ----------
      Net increase in net assets
        resulting from operations ...........          59,086           292,041
                                                   ----------        ----------
  Distributions to shareholders from
    (Note 1E):*
    Net investment income:
      Class A ...............................          (6,595)           (9,105)
      Class Y ...............................             (29)              (42)
    Realized gains on securities transactions:
      Class A ...............................        (284,084)         (197,515)
      Class Y ...............................          (1,024)             (690)
                                                   ----------        ----------
                                                     (291,732)         (207,352)
  Capital share transactions:                      ----------        ----------
    Proceeds from sale of shares:
      Class A (40,123,616 and 8,448,618
        shares, respectively) ...............         321,631            71,292
      Class Y (122,262 and 152,715
        shares, respectively) ...............             996             1,278
    Proceeds from reinvestment of dividends
      and/or capital gains distribution:
      Class A (41,192,909 and
        27,174,275 shares, respectively)              285,879           203,701
      Class Y (151,657 and 97,643
        shares, respectively) ...............           1,052               733
    Payments for shares redeemed:
      Class A (53,303,525 and 20,669,570
        shares, respectively) ...............        (426,626)         (173,060)
      Class Y (224,280 and 146,263
        shares, respectively) ...............          (1,798)           (1,192)
                                                   ----------        ----------
        Net increase in net assets
         resulting from capital
         share transactions .................         181,134           102,752
                                                   ----------        ----------
        Total increase (decrease) ...........         (51,512)          187,441
Net Assets
  Beginning of period .......................       1,482,610         1,295,169
                                                   ----------        ----------
  End of period, including undistributed
    net investment income of $1,776
    and $6,454, respectively ................      $1,431,098        $1,482,610
                                                   ==========        ==========

                    *See "Financial Highlights" on pages - .
                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                         For the fiscal year ended
                                               September 30,
                            --------------------------------------------------
                             1998       1997       1996       1995       1994
                            ------     ------     ------     ------     ------
Net asset value,
  beginning of period ...   $ 9.11     $ 8.77     $ 8.97     $ 7.73     $ 7.10
                            ------     ------     ------     ------     ------
Income from investment
  operations:
  Net investment
    income ..............     0.01       0.07       0.03       0.07       0.00
  Net realized and
    unrealized gain
    on investments ......     0.19       1.69       0.26       1.82       0.83
                            ------     ------     ------     ------     ------
Total from investment
  operations ............     0.20       1.76       0.29       1.89       0.83
                            ------     ------     ------     ------     ------
Less distributions:
  From net investment
    income ..............    (0.04)     (0.06)     (0.04)     (0.03)     (0.02)
  From capital gains ....    (1.77)     (1.36)     (0.45)     (0.62)     (0.18)
                            ------     ------     ------     ------     ------
Total distributions .....    (1.81)     (1.42)     (0.49)     (0.65)     (0.20)
                            ------     ------     ------     ------     ------
Net asset value,
  end of period .........   $ 7.50     $ 9.11     $ 8.77     $ 8.97     $ 7.73
                            ======     ======     ======     ======     ======
Total return* ...........     3.76%     23.60%      3.59%     26.82%     11.86%
Net assets, end of
  period (in
  millions) .............   $1,426     $1,478     $1,291     $1,285     $1,014
Ratio of expenses
  to average net
  assets ................     1.10%      1.09%      1.09%      1.05%      1.05%
Ratio of net
  investment income
  to average net
  assets ................     0.13%      0.86%      0.36%      0.87%      0.04%
Portfolio
  turnover rate .........    90.51%    139.14%     57.10%     30.01%     36.70%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                                                     For the
                                     For the fiscal year              period
                                     ended September 30,           from 9/8/95*
                                   -----------------------           through
                                    1998     1997     1996           9/30/95
                                   -----    -----   ------          --------
Net asset value,
  beginning of period .........    $9.12    $8.78    $8.97             $9.05
                                   -----    -----    -----             -----
Income from investment
  operations:
  Net investment
    income ....................     0.03     0.09     0.07              0.00
  Net realized and
    unrealized gain
    (loss) on
    investments................     0.19     1.69     0.24             (0.08)
                                   -----    -----    -----             -----
Total from investment
  operations...................     0.22     1.78     0.31             (0.08)
                                   -----    -----    -----             -----
Less distributions:
  From net investment
    income.....................    (0.05)   (0.08)   (0.05)            (0.00)
  From capital gains...........    (1.77)   (1.36)   (0.45)            (0.00)
                                   -----    -----    -----             -----
Total distributions............    (1.82)   (1.44)   (0.50)            (0.00)
                                   -----    -----    -----             -----
Net asset value,
  end of period................    $7.52    $9.12    $8.78             $8.97
                                   =====    =====    =====             =====
Total return ..................     4.02%   23.87%    3.80%            -0.88%
Net assets, end of
  period (in
  millions) ...................       $5       $5       $4                $2
Ratio of expenses
  to average
  net assets ..................     0.91%    0.90%    0.91%             0.00%
Ratio of net investment
  income to average
  net assets...................     0.33%    1.05%    0.69%             0.00%
Portfolio
  turnover rate................    90.51%  139.14%   57.10%            30.01%**

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED VANGUARD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Vanguard Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is appreciation through a diversified holding of securities issued primarily by companies that the Fund's investment manager believes have appreciation possibilities and through proper timing of purchases and sales of securities. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At September 30, 1998, $26,325 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

               Average
            Net Asset Level              Annual Fee
      (all dollars in millions)     Rate for Each Level
      -------------------------     -------------------
        From $    0 to $   10             $      0
        From $   10 to $   25             $ 10,000
        From $   25 to $   50             $ 20,000
        From $   50 to $  100             $ 30,000
        From $  100 to $  200             $ 40,000
        From $  200 to $  350             $ 50,000
        From $  350 to $  550             $ 60,000
        From $  550 to $  750             $ 70,000
        From $  750 to $1,000             $ 85,000
             $1,000 and Over              $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,616,408, out of which W&R paid sales commissions of $1,494,180 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $52,898, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $1,272,581,034 while proceeds from maturities and sales aggregated $1,533,587,281. Purchases of short-term securities aggregated $1,711,846,241 while proceeds from maturities and sales aggregated $1,551,788,315.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $1,154,245,771, resulting in net unrealized appreciation of $279,329,938, of which $293,147,061 related to appreciated securities and $13,817,123 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $26,175,538 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders in fiscal 1999.

NOTE 5 -- Multiclass Operations

     On August 15, 1995, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each Class of shares based on the value of relative net assets as of the beginning of the day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Vanguard Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Vanguard Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Vanguard Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION


22.     Financial Statements
        ---------------------

        (a)    Financial Statements -- United Vanguard Fund, Inc.

               Included in Part B:
               -------------------

               As of September 30, 1998
               Statements of Assets and Liabilities

               For the year ended September 30, 1998
               Statements of Operations

               For the two years ended September 30, 1998
               Statement of Changes in Net Assets

               Schedule I -- Investment Securities as of September 30, 1998

               Report of Independent Accountants

23.     Exhibits:
        ---------


        (a) Articles of Incorporation filed June 16, 1995 as EX-99.B1-charter to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*


               Articles Supplementary filed June 16, 1995 as EX-99.B1-vfarsupa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Articles Supplementary filed June 16, 1995 as EX-99.B1-vfarsupy to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

        (b) Bylaws as amended, filed December 27, 1996 as EX-99.B2-vfbylaw to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A*

        (c)    Not applicable

        (d) Investment Management Agreement filed June 16, 1995 as EX-99.B5-vfima to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Assignment of the Investment Management Agreement filed June 16, 1995 as EX-99.B5-vfassign to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

        (e) Underwriting Agreement filed June 16, 1995 as EX-99.B6-vfua to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

        (f)    Not applicable

        (g)    Custodian Agreement, as amended, attached hereto as EX-99.B8-vfca

        (h)    Shareholder Servicing Agreement attached hereto as EX-99.B9-vfssa

               Fund Class A application, as amended, filed May 30, 1997 as EX-99.B9-vfappca to Post-Effective Amendment No. 56 to the Registration Statement on Form N-1A*

               Fund Class Y application filed June 16, 1995 as EX-99.B9-vfappcy to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Fund NAV application filed June 16, 1995 as EX-99.B9-vfappnav to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Accounting Services Agreement filed June 16, 1995 as EX-99.B9-vfasa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Service Agreement filed by EDGAR July 30, 1993 as Exhibit (b)(15) to Post-Effective Amendment No. 50 to the Registration Statement on Form N-1A*

               Amendment to Service Agreement filed by EDGAR December 29, 1994 as Exhibit (b)(9) to Post-Effective Amendment No. 52 to the Registration Statement on Form N-1A*

               Amendment to Service Agreement filed June 16, 1995 as EX-99.B9-vfsaa to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Class Y letter of understanding filed December 27, 1996 as EX-99.B9-vflou to Post-Effective Amendment No. 55 to the Registration Statement on Form N-1A*

        (i)    Not Applicable

        (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B11-vfconsnt

        (k)    Not Applicable

        (l)    Not Applicable

        (m) Service Plan filed June 16, 1995 as EX-99.B15-vfsp to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*

               Distribution and Service Plan for Class A shares filed December 29, 1997 as EX-99.B15-vfdsp to Post-Effective Amendment No. 57 to the Registration Statement on Form N1-A*

        (n)    Financial Data Schedule, attached hereto as EX-27.B17-vffds

        (o) Multiple Class Plan, as amended, filed December 28, 1995 as EX-99.B18-vfmcp to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A*

24.     Persons Controlled by or under common control with Registrant
        -------------------------------------------------------------

        None

25.     Indemnification
        ---------------

        Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, attached hereto as EX-99.B1-charter; and to
        Article IV of the Underwriting Agreement, filed June 16, 1995 as EX-99.B6-vfua to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers and employees and agents.

26.     Business and Other Connections of Investment Manager
        ----------------------------------------------------

        Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.


        Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant.

        As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.     Principal Underwriter
        ---------------------

        (a) Waddell & Reed, Inc. is the principal underwriter to the Registrant. It is also the principal underwriter to the following investment companies:

               United Funds, Inc.
               United International Growth Fund, Inc.
               United Continental Income Fund, Inc.
               United Retirement Shares, Inc.
               United Municipal Bond Fund, Inc.
               United High Income Fund, Inc.
               United New Concepts Fund, Inc.
               United Cash Management, Inc.
               United Government Securities Fund, Inc.
               United Gold & Government Fund, Inc.
               United Municipal High Income Fund, Inc.
               United High Income Fund II, Inc.
               United Asset Strategy Fund, Inc.
               Advantage I
               Advantage II
               Advantage Plus
               Waddell & Reed Funds, Inc.

        (b) The information contained in the underwriter's application on form BD, under the Securities Exchange Act of 1934, is herein incorporated by reference.

        (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.     Location of Accounts and Records
        --------------------------------

        The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.     Management Services
        -------------------



        There is no service contract other than as discussed in Parts A and B of this Post-Effective Amendment and listed in response to Item 23.


30.     Undertakings
        ------------

        Not applicable


---------------------------------
*Incorporated herein by reference

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(a) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Overland Park, and State of Kansas, on the 1st day of December, 1998.


                           UNITED VANGUARD FUND, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

     Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

        Signatures            Title
        ----------            -----

/s/Keith A. Tucker*           Chairman of the Board            December 1, 1998
----------------------                                         ----------------
Keith A. Tucker


/s/Robert L. Hechler*         President, Principal             December 1, 1998
----------------------        Financial Officer and            ----------------
Robert L. Hechler             Director


/s/Henry J. Herrmann*         Vice President and               December 1, 1998
----------------------        Director                         ----------------
Henry J. Herrmann


/s/Theodore W. Howard*        Vice President, Treasurer        December 1, 1998
----------------------        and Principal Accounting         ----------------
Theodore W. Howard            Officer


/s/James M. Concannon*        Director                         December 1, 1998
----------------------                                         ----------------
James M. Concannon


/s/John A. Dillingham*        Director                         December 1, 1998
----------------------                                         ----------------
John A. Dillingham

/s/David P. Gardner*          Director                         December 1, 1998
----------------------                                         ----------------
David P. Gardner


/s/Linda K. Graves*           Director                         December 1, 1998
----------------------                                         ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.*        Director                         December 1, 1998
----------------------                                         ----------------
Joseph Harroz, Jr.


/s/John F. Hayes*             Director                         December 1, 1998
----------------------                                         ----------------
John F. Hayes


/s/Glendon E. Johnson         Director                         December 1, 1998
----------------------                                         ----------------
Glendon E. Johnson


/s/William T. Morgan*         Director                         December 1, 1998
----------------------                                         ----------------
William T. Morgan


/s/Ronald C. Reimer*          Director                         December 1, 1998
----------------------                                         ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.*        Director                         December 1, 1998
----------------------                                         ----------------
Frank J. Ross, Jr.


/s/Eleanor B Schwartz*        Director                         December 1, 1998
----------------------                                         ----------------
Eleanor B. Schwartz


/s/Frederick Vogel III*       Director                         December 1, 1998
----------------------                                         ----------------
Frederick Vogel III


*By
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:
   David R. Burford
   Assistant Secretary

                                POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED FUNDS, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED VANGUARD FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED NEW CONCEPTS FUND, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED GOLD & GOVERNMENT FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED ASSET STRATEGY FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  November 18, 1998                           /s/Robert L. Hechler
                                                   --------------------------
                                                   Robert L. Hechler, President


/s/Keith A. Tucker            Chairman of the Board            November 18, 1998
----------------------                                         -----------------
Keith A. Tucker


/s/Robert L. Hechler          President, Principal             November 18, 1998
----------------------        Financial Officer and            ----------------
Robert L. Hechler             Director


/s/Henry J. Herrmann          Vice President and               November 18, 1998
----------------------        Director                         ----------------
Henry J. Herrmann


/s/Theodore W. Howard         Vice President, Treasurer        November 18, 1998
----------------------        and Principal Accounting         ----------------
Theodore W. Howard            Officer

/s/James M. Concannon         Director                         November 18, 1998
----------------------                                         ----------------
James M. Concannon


/s/John A. Dillingham         Director                         November 18, 1998
----------------------                                         ----------------
John A. Dillingham


/s/David P. Gardner           Director                         November 18, 1998
----------------------                                         ----------------
David P. Gardner


/s/Linda K. Graves            Director                         November 18, 1998
----------------------                                         ----------------
Linda K. Graves


/s/Joseph Harroz, Jr.         Director                         November 18, 1998
--------------------                                           ----------------
Joseph Harroz, Jr.


/s/John F. Hayes              Director                         November 18, 1998
----------------------                                         ----------------
John F. Hayes


/s/Glendon E. Johnson         Director                         November 18, 1998
----------------------                                         ----------------
Glendon E. Johnson


/s/William T. Morgan          Director                         November 18, 1998
----------------------                                         ----------------
William T. Morgan


/s/Ronald C. Reimer           Director                         November 18, 1998
----------------------                                         ----------------
Ronald C. Reimer


/s/Frank J. Ross, Jr.         Director                         November 18, 1998
----------------------                                         ----------------
Frank J. Ross, Jr.


/s/Eleanor B. Schwartz        Director                         November 18, 1998
----------------------                                         ----------------
Eleanor B. Schwartz

/s/Frederick Vogel III        Director                         November 18, 1998
----------------------                                         ----------------
Frederick Vogel III


Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Assistant Secretary